================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported December 21, 2007): December 21,
                                      2007

                                 ---------------

                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

                                 ---------------


          DELAWARE                     333-78571-02          04-3433730
  (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                         Identification No.)



                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A

          (Former Name or Former address, if Changed Since Last Report)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



================================================================================
                                        1

Item 8.01.  Other Events

On December 21, 2007, Muzak Holdings LLC and Muzak LLC announced their plans to periodically furnish financial information to the public on their Web site Muzak.com and to cease furnishing periodic reports to the Securities and Exchange Commission's EDGAR system. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits

Exhibit No. Description of Exhibit

99.1 Press Release issued by Muzak Holdings LLC and Muzak LLC dated December 21, 2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 21, 2007

Muzak Holdings LLC



By:   /S/ Stephen P. Villa
      --------------------

Name: Stephen P. Villa
Title:      Chief Executive Officer


                                       2